Exhibit 10.3

IAE PROPRIETARY INFORMATION

IAE Building
400 Main Street
East Hartford, CT 06108 USA

March 27, 2007

JetBlue Airways Corporation
118-29 Queens Blvd.
Forest Hills, NY 11375
Attention: Vice President and Treasurer

Subject:	Side Letter No. 22 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999 (the ‘‘Agreement’’)

Dear Sir:

IAE is pleased to submit to JetBlue this Side Letter No. 22 to the Agreement in support of JetBlue’s deferral of certain Aircraft deliveries, as follows:

1.	Four (4) Aircraft deliveries in 2009 are deferred so that ten (10) Aircraft deliveries are rescheduled for 2012. In addition, the Option delivery stream has been adjusted for accelerations and deferrals.

2.	Accordingly, Exhibit B-1 to the Agreement (as amended by various Side Letters including Side Letter No. 20, dated July 6, 2006) is hereby deleted in its entirety and replaced by the revised delivery schedule attached as Exhibit B-1 hereto.

Except as expressly amended by this Side Letter No. 22, all provisions of the Agreement (as amended from time to time by various side letters and amendments) remain in full force and effect.

Very truly yours,	Agreed to and accepted on behalf of
IAE International Aero Engines AG	JetBlue Airways Corporation
Stephen Pattison	Mark D. Powers
Name	Name
VP Customers – Americas	VP
Title	Title
March 29, 2007	March 29, 2007
Date	Date

IAE PROPRIETARY INFORMATION

Exhibit B-1
Aircraft Delivery Schedules

As of March 2007

Glossary Note:

•	Delivered Aircraft are indicated by Italics typeface

•	Existing Firm Aircraft are indicated by normal typeface

•	Incremental Firm Aircraft are indicated by an asterisk (*)

•	2004 Incremental Aircraft, including all 2004 Incremental Aircraft and all Option Aircraft are indicated by bold typeface.

Rank No.	Aircraft	Month	Year
No. 1	Firm Aircraft	[***]	2000
No. 2	Firm Aircraft	[***]	2000
No. 3	Firm Aircraft	[***]	2000
No. 4	Firm Aircraft	[***]	2000
No. 5	Firm Aircraft	[***]	2000
No. 6	Firm Aircraft	[***]	2000
No. 7	Firm Aircraft	[***]	2001
No. 8	Firm Aircraft	[***]	2001
No. 9	Firm Aircraft	[***]	2001
No. 10	Firm Aircraft	[***]	2001
No. 11	Firm Aircraft	[***]	2001
No. 12	Firm Aircraft	[***]	2001
No. 13	Firm Aircraft	[***]	2001
No. 14	Firm Aircraft	[***]	2002
No. 15	Firm Aircraft	[***]	2002
No. 16	Firm Aircraft	[***]	2002
No. 17	Firm Aircraft	[***]	2002
No. 18	Firm Aircraft	[***]	2002
No. 19	Firm Aircraft	[***]	2002
No. 20	Firm Aircraft	[***]	2002
No. 21	Firm Aircraft	[***]	2002
No. 22	Firm Aircraft	[***]	2002
No. 23	Firm Aircraft	[***]	2002
No. 24	Firm Aircraft	[***]	2002
No. 25	Firm Aircraft	[***]	2002
No. 26	Firm Aircraft	[***]	2002
No. 27	Firm Aircraft	[***]	2002
No. 28	Firm Aircraft	[***]	2002
No. 29	Firm Aircraft	[***]	2002
No. 30	Firm Aircraft	[***]	2003

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 31	Firm Aircraft	[***]	2003
No. 32	Firm Aircraft	[***]	2003
No. 33	Firm Aircraft	[***]	2003
No. 34	Firm Aircraft	[***]	2003
No. 35	Firm Aircraft	[***]	2003
No. 36	Firm Aircraft	[***]	2003
No. 37	Firm Aircraft	[***]	2003
No. 38	Firm Aircraft	[***]	2003
No. 39	Firm Aircraft	[***]	2003
No. 40	Firm Aircraft	[***]	2003
No. 41	Firm Aircraft	[***]	2003
No. 42	Firm Aircraft	[***]	2003
No. 43	Firm Aircraft	[***]	2003
No. 44	Firm Aircraft	[***]	2003
No. 45	Firm Aircraft	[***]	2004
No. 46	Firm Aircraft	[***]	2004
No. 47	Firm Aircraft	[***]	2004
No. 48	Firm Aircraft	[***]	2004
No. 49	Firm Aircraft	[***]	2004
No. 50	Firm Aircraft	[***]	2004
No. 51	Firm Aircraft	[***]	2004
No. 52	Firm Aircraft	[***]	2004
No. 53	Firm Aircraft	[***]	2004
No. 54	Firm Aircraft	[***]	2004
No. 55	Firm Aircraft	[***]	2004	*
No. 56	Firm Aircraft	[***]	2004
No. 57	Firm Aircraft	[***]	2004
No. 58	Firm Aircraft	[***]	2004
No. 59	Firm Aircraft	[***]	2004	*
No. 60	Firm Aircraft	[***]	2005
No. 61	Firm Aircraft	[***]	2005
No. 62	Firm Aircraft	[***]	2005	*
No. 63	Firm Aircraft	[***]	2005
No. 64	Firm Aircraft	[***]	2005
No. 65	Firm Aircraft	[***]	2005
No. 66	Firm Aircraft	[***]	2005
No. 67	Firm Aircraft	[***]	2005	*
No. 68	Firm Aircraft	[***]	2005
No. 69	Firm Aircraft	[***]	2005
No. 70	Firm Aircraft	[***]	2005
No. 71	Firm Aircraft	[***]	2005	*
No. 72	Firm Aircraft	[***]	2005
No. 73	Firm Aircraft	[***]	2005
No. 74	Firm Aircraft	[***]	2005	*

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 75	Firm Aircraft	[***]	2005	*
No. 76	Firm Aircraft	[***]	2006
No. 77	Firm Aircraft	[***]	2006
No. 78	Firm Aircraft	[***]	2006	*
No. 79	Firm Aircraft	[***]	2006	*
No. 80	Firm Aircraft	[***]	2006
No. 81	Firm Aircraft	[***]	2006	*
No. 82	Firm Aircraft	[***]	2006
No. 83	Firm Aircraft	[***]	2006	*
No. 84	Firm Aircraft	[***]	2006	*
No. 85	Firm Aircraft	[***]	2006
No. 86	Firm Aircraft	[***]	2006	*
No. 87	Firm Aircraft	[***]	2006	*
No. 88	Firm Aircraft	[***]	2006
No. 89	Firm Aircraft	[***]	2006	*
No. 90	Firm Aircraft	[***]	2006	*
No. 91	Firm Aircraft	[***]	2006
No. 92	Firm Aircraft	[***]	2007
No. 93	Firm Aircraft	[***]	2007
No. 94	Firm Aircraft	[***]	2007
No. 95	Firm Aircraft	[***]	2007
No. 96	Firm Aircraft	[***]	2007
No. 97	Firm Aircraft	[***]	2007
No. 98	Firm Aircraft	[***]	2007	*
No. 99	Firm Aircraft	[***]	2007	*
No. 100	Firm Aircraft	[***]	2007	*
No. 101	Firm Aircraft	[***]	2007	*
No. 102	Firm Aircraft	[***]	2007	*
No. 103	Firm Aircraft	[***]	2007	*
No. 104	Firm Aircraft	[***]	2008	*
No. 105	Firm Aircraft	[***]	2008	*
No. 106	Firm Aircraft	[***]	2008	*
No. 107	Firm Aircraft	[***]	2008	*
No. 108	Firm Aircraft	[***]	2008	*
No. 109	Firm Aircraft	[***]	2008	*
No. 110	Firm Aircraft	[***]	2008	*
No. 111	Firm Aircraft	[***]	2008	*
No. 112	Firm Aircraft	[***]	2008	*
No. 113	Firm Aircraft	[***]	2008	*
No. 114	Firm Aircraft	[***]	2008	*
No. 115	Firm Aircraft	[***]	2008	*
No. 116	Firm Aircraft	[***]	2009	*
No. 117	Firm Aircraft	[***]	2009	*
No. 118	Firm Aircraft	[***]	2009	*

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 119	Firm Aircraft	[***]	2009	*
No. 120	Firm Aircraft	[***]	2009
No. 121	Firm Aircraft	[***]	2009
No. 122	Firm Aircraft	[***]	2009
No. 123	Firm Aircraft	[***]	2009
No. 124	Firm Aircraft	[***]	2009
No. 125	Firm Aircraft	[***]	2009
No. 126	Firm Aircraft	[***]	2009
No. 127	Firm Aircraft	[***]	2009
No. 128	Firm Aircraft	[***]	2010	*
No. 129	Firm Aircraft	[***]	2010	*
No. 130	Firm Aircraft	[***]	2010	*
No. 131	Firm Aircraft	[***]	2010	*
No. 132	Firm Aircraft	[***]Quarter	2010	*
No. 133	Firm Aircraft	[***]Quarter	2010	*
No. 134	Firm Aircraft	[***]Quarter	2010	*
No. 135	Firm Aircraft	[***]Quarter	2010	*
No. 136	Firm Aircraft	[***]Quarter	2010	*
No. 137	Firm Aircraft	[***]Quarter	2010	*
No. 138	Firm Aircraft	[***]Quarter	2010
No. 139	Firm Aircraft	[***]Quarter	2010
No. 140	Firm Aircraft	[***]Quarter	2010
No. 141	Firm Aircraft	[***]Quarter	2010
No. 142	Firm Aircraft	[***]Quarter	2010
No. 143	Firm Aircraft	[***]Quarter	2010
No. 144	Firm Aircraft	[***]Quarter	2010
No. 145	Firm Aircraft	[***]Quarter	2010
No. 146	Firm Aircraft	Year	2011	*
No. 147	Firm Aircraft	Year	2011	*
No. 148	Firm Aircraft	Year	2011	*
No. 149	Firm Aircraft	Year	2011	*
No. 150	Firm Aircraft	Year	2011	*
No. 151	Firm Aircraft	Year	2011	*
No. 152	Firm Aircraft	Year	2011
No. 153	Firm Aircraft	Year	2011
No. 154	Firm Aircraft	Year	2011
No. 155	Firm Aircraft	Year	2011
No. 156	Firm Aircraft	Year	2011
No. 157	Firm Aircraft	Year	2011
No. 158	Firm Aircraft	Year	2011	*
No. 159	Firm Aircraft	Year	2011
No. 160	Firm Aircraft	Year	2011	*
No. 161	Firm Aircraft	Year	2011	*
No. 162	Firm Aircraft	Year	2011	*

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 163	Firm Aircraft	Year	2011	*
No. 164	Firm Aircraft	Year	2012
No. 165	Firm Aircraft	Year	2012
No. 166	Firm Aircraft	Year	2012
No. 167	Firm Aircraft	Year	2012
No. 168	Firm Aircraft	Year	2012	*
No. 169	Firm Aircraft	Year	2012	*
No. 170	Firm Aircraft	Year	2012	*
No. 171	Firm Aircraft	Year	2012	*
No. 172	Firm Aircraft	Year	2012	*
No. 173	Firm Aircraft	Year	2012	*

2004 Option Aircraft

Rank No.	Aircraft	Month	Year
No. 174	Option Aircraft	Year	2009
No. 175	Option Aircraft	Year	2009
No. 176	Option Aircraft	Year	2009
No. 177	Option Aircraft	Year	2009
No. 178	Option Aircraft	Year	2010
No. 179	Option Aircraft	Year	2010
No. 180	Option Aircraft	Year	2010
No. 181	Option Aircraft	Year	2010
No. 182	Option Aircraft	Year	2011
No. 183	Option Aircraft	Year	2011
No. 184	Option Aircraft	Year	2011
No. 185	Option Aircraft	Year	2011
No. 186	Option Aircraft	Year	2011
No. 187	Option Aircraft	Year	2011
No. 188	Option Aircraft	Year	2012

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Option Aircraft to be delivered after December 31, 2011 are subject to IAE and Airbus SAS concurrence on extension of the current purchase agreement between the parties.

Rank No.	Aircraft	Month	Year
No. 189	Option Aircraft	Year	2012
No. 190	Option Aircraft	Year	2012
No. 191	Option Aircraft	Year	2012
No. 192	Option Aircraft	Year	2012
No. 193	Option Aircraft	Year	2012
No. 194	Option Aircraft	Year	2012
No. 195	Option Aircraft	Year	2012
No. 196	Option Aircraft	Year	2012
No. 197	Option Aircraft	Year	2012
No. 198	Option Aircraft	Year	2012
No. 199	Option Aircraft	Year	2012
No. 200	Option Aircraft	Year	2012
No. 201	Option Aircraft	Year	2012
No. 202	Option Aircraft	Year	2012
No. 203	Option Aircraft	Year	2012
No. 204	Option Aircraft	Year	2012
No. 205	Option Aircraft	Year	2012
No. 206	Option Aircraft	Year	2012
No. 207	Option Aircraft	Year	2012
No. 208	Option Aircraft	Year	2012
No. 209	Option Aircraft	Year	2013
No. 210	Option Aircraft	Year	2013
No. 211	Option Aircraft	Year	2013
No. 212	Option Aircraft	Year	2013
No. 213	Option Aircraft	Year	2013
No. 214	Option Aircraft	Year	2013
No. 215	Option Aircraft	Year	2013
No. 216	Option Aircraft	Year	2013
No. 217	Option Aircraft	Year	2013
No. 218	Option Aircraft	Year	2013
No. 219	Option Aircraft	Year	2013
No. 220	Option Aircraft	Year	2013
No. 221	Option Aircraft	Year	2013

Leased Aircraft

Year	Number	Delivery Dates
1999	1	[***]
2000	3	[***],[***],[***]
2001	4	[***],[***],[***]
2003	1	[***]
2004	1	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.